Bank ref: (NS) SC9220992825/spc
Dated 20

MAM Software Group Inc
Aftersoft Network N.A. Inc
MAM Software Inc

to

HSBC Bank plc

GUARANTEE

Re: MAM Software Limited

IMPORTANT – PLEASE READ THE FOLLOWING NOTE BEFORE SIGNING THIS GUARANTEE

This document is a Guarantee. You should sign this Guarantee in front of a witness who should be your solicitor, other legal adviser or a HSBC Bank plc official.

- HSBC Bank plc will hold this Guarantee as security for the debts and/or the other liabilities to HSBC Bank plc as set out in clause 3 of this Guarantee. What this means is that only the debts, together with the other liabilities mentioned in that clause, are secured by this Guarantee
- HSBC Bank plc can, on demand, make you pay all the Borrower's debts however and whenever they arise and/or your liabilities under this Guarantee.
- The debts may include overdrafts, loans or money due under any other facilities that HSBC Bank plc has granted to the Borrower or grants to the Borrower in the future, whether or not you know about or agree to them. Normally, HSBC Bank plc will not inform you of existing or future debts or liabilities of the Borrower.
- The debts may also include any liabilities under any guarantee or indemnity that the Borrower has given, or may give in the future, to HSBC Bank plc, for example, agreements by the Borrower to be responsible for the liabilities of another customer or for liabilities incurred by HSBC Bank plc on the Borrower's behalf.
- If there is more than one person named as Borrower, this Guarantee will be held as security for the debts which all or any of them owe as well as for the debts which all or any of them owe with any other person.
- Unless there is a limit on the amount of this Guarantee, there is no limit on the amount you may be made to pay. Where there is a limit you can be made to pay up to that limit together with any interest and costs arising.
- This Guarantee is separate from, and not limited by, any other mortgage or guarantee which may already have been given to HSBC Bank plc or which may be given in the future.
- This Guarantee contains other terms which affect you.

This Guarantee is an important legal document. HSBC Bank plc strongly recommends that you seek the advice of your solicitor or other legal adviser before signing this Guarantee.

Bank ref: (NS) SC9220992825/spc

THIS GUARANTEE made by deed the day of Two Thousand and

BETWEEN Guarantor: **MAM Software Group Inc (Incorporated in Delaware, USA), Aftersoft Network N.A. Inc (Incorporated in Delaware, USA), MAM Software Inc (Incorporated in Delaware, USA)** ("you")

and HSBC **BANK** plc ("the Bank")

to secure the Debt of Borrower: **MAM Software Limited Company Number 01797213** ("Borrower")

WITNESSES as follows:

Meaning of certain words

1. (a) "The Bank" means HSBC Bank plc (registered in England number 14259) and any person who is entitled at any future date to exercise all or any of the Bank's rights under this Guarantee.

(b) "you" means all and any persons named above as the Guarantor, and words such as "your", "yours", etc. should be read in this way. If there is more than one of you, the obligations under this Guarantee apply to each of you individually as well as jointly.

(c) "Borrower" means all and any persons named above as the Borrower.

(d) "Guarantee" means this Deed.

The Main Subject Matter of this Guarantee

The Debt

2. (a) You agree to pay to the Bank on written demand (subject to any limit in clause 4 below) the whole and each and every part of the debt mentioned in clause 3 below ("the Debt") and this Guarantee is continuing security for the Debt.

(b) Any sum or sums demanded from you under this Guarantee will carry interest from the date of demand until payment at an annual rate of 3% above the Bank's base rate from time to time computed and compounded monthly and/or according to the Bank's then current practice. Interest as above applies before and after any judgement.

3. The Debt is:

(a) all monies and liabilities whatever, whenever and however incurred, whether with or without your knowledge or consent, and whether now or in the future due, or becoming due, from the Borrower to the Bank.

This includes, but is not limited to (whether as originally given or subsequently varied, extended or increased in any way):

(i) overdrafts, personal and other loans or facilities and further advances of money;

(ii) guarantees and indemnities to the Bank and any of the Borrower's other contingent liabilities;

(iii) discount, commission and other lawful charges and expenses;

(iv) interest in accordance with any agreement between the Borrower and the Bank and, if there is no agreement, interest on any money and liabilities due from the Borrower at an annual rate of 3% above the Bank's base rate from time to time computed and compounded monthly and/or according to the Bank's then current practice. Interest as above applies before and after any demand or judgement.

(b) any amount due under the indemnity in clause 15 below.

(c) money agreed to be paid by you under clause 17 below.

The Debt is not:

(a) any money and liabilities arising under a regulated consumer credit agreement falling within the Consumer Credit Act 1974.

(b) if you are a corporate body, such part (if any) of the Debt as may have been incurred by the Borrower, directly or indirectly, in connection with the acquisition of shares in your share capital (or in the share capital of any holding company) unless and to the extent that the provision of financial assistance by this Guarantee in connection with that acquisition, is lawful.

Limit on your Liability (if any)

4. The aggregate amount payable by you under this Guarantee (which includes the amount due under the indemnity in clause 15 below) shall be limited to the sum of **£1,324,550 (one million three hundred and twenty four thousand five hundred** and fifty pounds Sterling)

and interest on that sum as mentioned in clause 2(b) above together with the money agreed to be paid by you under clause 17 below.

The Borrower

5. (a) If there is more than one person named as Borrower above, this Guarantee secures the Debt of them jointly and of each of them individually and of all or any of them with any other person.

(b) If the Borrower is in partnership or a trustee of a trust (and if described in this Guarantee as trustee of a trust), the Borrower includes all persons from time to time being partners in that partnership or from time to time being trustees of that trust even though there may be:

(i) any change in constitution or name of that partnership or trust;

(ii) any amalgamation with any other person; or

(iii) any death, retirement or addition to any of the partners or trustees.

Independence and Duration of this Guarantee

6. (a) This Guarantee is in addition to, and independent of, any other security which the Bank may hold at any time for any of the Debt.

(b) Subject to clause 7 below, this Guarantee remains continuing security against you, and if there is more than one of you, each of you, and if you are an individual, your personal representative, and your estate will remain liable in respect of this Guarantee following your death or mental incapacity until the Bank releases it in writing.

Determination of the Continuing Security of this Guarantee

7. (a) The Bank may, if it reasonably requires, treat the continuing security of this Guarantee as determined if you, or if there is more than one of you, any of you, or the Borrower, enter into any composition or arrangement with creditors or are made bankrupt, or any step is taken for administration, receivership, winding up (except with the Bank's written consent for the purpose of reconstruction or amalgamation only) or dissolution, or similar proceedings are taken against you, or any of you, or the Borrower.

(b) From the date the Bank treats the continuing security of this Guarantee as determined under clause 7(a) above, the Debt will (subject to any limit in clause 4 above) be limited to:

(i) so much of the Debt as is owing (whether actually or contingently and whether or not demand shall have been made) to the Bank by the Borrower at that date; and

(ii) the amount due under the indemnity in clause 15 below and the money agreed to be paid by you under clause 17 below, whether falling due before or after that date.

(c) You, or if there is more than one of you, any of you, or your personal representative may give the Bank three months' written notice of determination of the continuing security of this Guarantee.

(d) If notice of determination is given under clause 7(c) above, the Debt will (subject to any limit in clause 4 above) be limited to:

(i) so much of the Debt as is owing (whether actually or contingently and whether or not demand shall have been made) to the Bank by the Borrower at the expiration of three months after actual receipt of the notice by the Bank; and

(ii) the amount due under the indemnity in clause 15 below and the money agreed to be paid by you under clause 17 below, whether falling due before or after expiry of the notice.

Retention of Guarantee

8. (a) If the Bank reasonably requires, it may decline to release this Guarantee unless it is satisfied that any payment of the Debt will not be avoided whether as a preference or otherwise.

(b) Any release or discharge of this Guarantee will be conditional upon no security or payment by the Borrower or you to the Bank being avoided (whether under any statutory provision relating to insolvency or otherwise).

(c) Subject to any limit in clause 4 above on the amount payable, if any security or payment is avoided, the Bank is entitled to recover from you the value or amount of that security or payment as if there had been no release or discharge of this Guarantee.

The Bank's powers to deal with Accounts and Money received and set-off

9. (a) If the continuing security of this Guarantee is treated as, or is, determined under clause 7 above, the Bank may open a new account or accounts for the Borrower. If the Bank does not do so, then all payments made to the Bank after the determination (other than those expressly appropriated) shall be treated as having been credited to a new account in the Borrower's name instead of reducing the Debt.

(b) If the Bank has any other security for the Debt or any part of it, the Bank shall be able to appropriate any money received under this Guarantee or under the other security.

10. (a) All money received by the Bank under this Guarantee may, in the Bank's reasonable discretion, be credited to, and held in, a separate suspense account for so long as the Bank may reasonably think fit until the money, and any interest on it, is used by the Bank in or towards discharge of the Debt.

(b) Any money credited to a suspense account shall be deemed to carry interest from the date of payment into the suspense account at the following rate or rates:

(i) if and to the extent that the money is used in or towards discharge of the Debt, at the rate or rates applicable from time to time to the Debt which it discharges;

(ii) if and to the extent that the money is not used in or towards discharge of the Debt, and is later returned to you, simple interest at a rate to be agreed or, in default of agreement, at a reasonable investment rate.

11. In addition to all rights of set-off conferred by law, the Bank may set-off any money standing from time to time to the credit of any account you, or if there is more than one of you, any of you, have with the Bank against money due under this Guarantee.

Currency Conversion

12. The Bank may convert any money received under this Guarantee from the currency in which it is received into any other currency that the Bank requires for the purpose of, or pending, the discharge of the Debt. Any conversion will be effected at the Bank's then prevailing spot selling rate of exchange. References in this clause to currency, include funds of that currency and the Bank may convert funds of one currency into different funds of the same currency.

Restrictions on Recovery by You

13. Unless the Debt has been paid in full, and until the Bank releases this Guarantee (and even though there may be a limit in clause 4 above):

(a) you will not benefit (by subrogation or otherwise) from any rights the Bank may have, or any security (whether by way of mortgage, guarantee or otherwise) the Bank may hold, on account of the Debt;

(b) without the Bank's written consent, you will not exercise or enforce (or seek to) any rights which you may have against the Borrower, or any other person, which arise by reason of payment of the Debt;

(c) any money or asset which you receive by reason of the rights mentioned above will be held by you on trust to be applied as if the money or asset were received by the Bank under this Guarantee;

(d) you hold any security given to you (now or in the future) for giving this Guarantee on trust for the Bank and will immediately deposit, transfer or assign it as the Bank reasonably requires; and

(e) you waive any right of set-off you may have now, or at any time in the future, in respect of the Debt.

Dealings with You, the Borrower and Others

14. The Bank may, at its discretion, whenever it wants, and without releasing or otherwise affecting this Guarantee as security for the Debt:

(a) give any loan, credit, financial accommodation or other facility ("the Facilities") to the Borrower (whether alone or with any other person) as may from time to time be agreed between the Bank and the Borrower;

(b) extend, increase, renew, determine or otherwise vary the Facilities;

(c) take any other security for the Debt (whether by way of mortgage, guarantee or otherwise);

(d) make any arrangement in respect of the Debt, or of any other security for it, with you, or if there is more than one of you, any of you, the Borrower or any other person (whether by way of giving time or other indulgence, variation, exchange, release, modification, refraining from perfection, enforcement or otherwise); or

(e) do, or omit to do, anything which might otherwise discharge or affect this Guarantee as security for the Debt;

(f) make demand under this Guarantee and enforce your liabilities under it even though it may not have made demand on the Borrower or begun to enforce its rights or remedies against the Borrower or any other person or security held in respect of the Debt.

Irregularities in other securities - Incapacity of the Borrower - Indemnity

15. (a) This Guarantee will not be discharged or otherwise affected as security for the Debt by any invalidity or unenforceability of, or irregularity or defect in, any other security for the Debt (whether by way of mortgage, guarantee or otherwise) which the Bank may hold now, or at any time in the future.

(b) You agree, as a separate obligation (subject to any limit in clause 4 above), to indemnify the Bank against all loss occasioned by, or arising from, any legal limitation, disability or want of capacity or authority of, or affecting, the Borrower or any person acting or purporting to act on behalf of the Borrower regarding the Debt.

Negligence in Realisations

16. This Guarantee shall not be affected as security for the Debt by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage, guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Debt.

Costs

17. (a) You must pay on a full indemnity basis all fees, expenses, legal and administrative and other costs incurred or charged by the Bank in, or incidental to, the preservation or enforcement of this Guarantee, including the costs of any proceedings in relation to this Guarantee or the Debt.

(b) Anything payable under (a) above (whether demanded or not) will be debited to an account in your name with the Bank and, once debited, will carry interest at the rate and in the manner mentioned in clause 2(b) above and shall be payable on written demand.

Notices, Governing Law and Jurisdiction

18. Any demand, notice or proceeding under this Guarantee may be served:

    (a) by letter, sent by first class post to, or left at, your last known address or registered office and if sent by post, it will be deemed to have been served at the time it would, in the ordinary course of post, be delivered; or

    (b) by fax or other electronic means to your last known fax number or electronic mail address and it will be deemed to have been served at the time of transmission.

If the Bank is unable to serve notice on all of you (where there is more than one of you) service on any one of you is deemed to be service on all of you. Any demand or notice may be served by any Bank manager or officer.

19. (a) This Guarantee will be governed by and construed in accordance with English law and all claims and disputes (including non-contractual claims and disputes) arising out of or in connection with this Guarantee, its subject matter, negotiation or formation will be determined in accordance with English Law.

    (b) Both you and the Bank submit to the non-exclusive jurisdiction of the courts of England and Wales in relation to all claims, disputes, differences or other matters (including non-contractual claims, disputes, differences or other matters) arising out of or in connection with this Guarantee.

Disclosure of Information

20. You consent to the disclosure by the Bank of any information about you, this Guarantee or the Debt to:

    (a) the Borrower;

    (b) any person to whom the Bank has transferred, or proposes to transfer, all or any of its rights, under this Guarantee or the Debt and to any rating agencies and any advisers to the Bank in connection with such transfer; and/or

    (c) any person with whom the Bank has entered into, or proposes to enter into, any contractual arrangements in connection with this Guarantee or the Debt; and/or

    (d) any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time, or any of its or their agents; and/or

    (e) any insurer who is to or who proposes to provide insurance to the Bank in respect of this Debt;

    (f) any other person to whom, and to the extent that, such information is required to be disclosed by any applicable law or regulation.

Transfer of Rights

21. (a) The Bank may transfer all or any part of its rights under this Guarantee to any person at any time.

    (b) If the Bank transfers all or any part of its rights under this Guarantee, your rights under this Guarantee will stay exactly the same.

    (c) You will be bound to any person to whom the Bank transfers any such rights. That person will have the Bank's powers and rights so far as the Bank transfers these to that person.

    (d) The Bank will be released automatically from its obligations to you so far as that person assumes the Bank's obligations.

(e) You will, at the expenses of the Bank or the person to whom the rights are transferred, do anything reasonably requested by the Bank to effect a transfer of all or any part of its rights under this Guarantee.

(f) You will not transfer all or any part of your rights under this Guarantee without the prior written consent of the Bank.

(g) In these Transfer of Rights provisions and in the Disclosure of Information provisions above:

(i) the term **transfer** means sale, assignment and/or transfer;
(ii) the term **rights** means rights, benefits and/or obligations; and
(iii) the term **person** means any person, trust, fund or other entity.

The Bank's written consent and reasonable requirement

22. (a) Where the words "without the Bank's written consent" appear in any clause, the Bank will not unreasonably withhold consent. You agree that it is reasonable for the Bank to refuse to consent to something if, in the Bank's reasonable opinion, it adversely affects or might affect:

(i) The Bank's security under this Guarantee and the Bank's ability to enforce this Guarantee; or

(ii) The Bank's ability to recover the Debt.

(b) Where the words "the Bank reasonably requires" appear in any clause, you agree that it is reasonable for the Bank to require something if, in the Bank's reasonable opinion, it will or might assist in:

(i) the preservation of the Bank's security under this Guarantee; or

(ii) The Bank's ability to recover the Debt.

Severance and Modification - Unenforceability

23. (a) If any of the clauses (or part of a clause) of this Guarantee is or becomes invalid or unenforceable in any way under any law, the validity of the remaining clauses (or part of a clause) will not in any way be affected or impaired.

(b) If any invalid or unenforceable clause (or part of a clause) would not be invalid or unenforceable if its form or effect were modified in any way, it shall be deemed to have the modified form or effect so long as the Bank consents.

(c) If this Guarantee is unenforceable or otherwise ineffective against you, or if there is more than one of you, any of you, none of the rest of you will be released from your obligations under this Guarantee.

Interpretation

24. In this Guarantee:

(a) the headings are used for guidance only;

(b) any reference to a person includes a body corporate;

(c) any reference to any statute, or any section of any statute, includes reference to any statutory modification or re-enactment of it for the time being in force;

(d) references to the singular include the plural and vice versa.

IN WITNESS of the above, this document, which is intended to take effect as a deed, has been executed by the Guarantor and is now delivered on the date mentioned above.

This is an important legal document. HSBC Bank plc strongly recommends that you seek the advice of your solicitor or other legal adviser before signing this Guarantee.

Signed as a deed by **MAM Software Group Inc** acting by

Signature__________________________ Director (For use by a Company without a Common Seal)

Name in Full______________________
(Block letters)

Signature__________________________ Director/Secretary

Name in Full______________________
(Block letters)

Executed as a deed by affixing the Common Seal of **MAM Software Group Inc** in the presence of:

Director __________________________ Company Seal (For use by a Company with a Common Seal)

Director/Secretary________________________

For and on behalf of HSBC Bank plc

____

Bank ref: (NS) SC9220992825/spc

This is an important legal document. HSBC Bank plc strongly recommends that you seek the advice of your solicitor or other legal adviser before signing this Guarantee.

Signed as a deed by **Aftersoft Network N.A. Inc** acting by

Signature______________________ Director

(For use by a Company without a Common Seal)

Name in Full__________________
(Block letters)

Signature______________________ Director/Secretary

Name in Full__________________
(Block letters)

Executed as a deed by affixing the Common Seal of **Aftersoft Network N.A. Inc** in the presence of:

Director

____

Company Seal

(For use by a Company with a Common Seal)

Director/Secretary______________________

For and on behalf of HSBC Bank plc

C J Price______________________

Bank ref: (NS) SC9220992825/spc

This is an important legal document. HSBC Bank plc strongly recommends that you seek the advice of your solicitor or other legal adviser before signing this Guarantee.

Signed as a deed by **MAM Software Inc**
acting by

Signature________________________ Director (For use by a Company without a Common Seal)

Name in Full____________________
(Block letters)

Signature________________________ Director/Secretary

Name in Full____________________
(Block letters)

Executed as a deed by affixing the Common Seal of **MAM Software Inc** in the presence of:

Director Company Seal (For use by a Company with a Common Seal)

____

Director/Secretary________________________

For and on behalf of HSBC Bank plc

CJ Price ____________________

Bank ref: (NS) SC9220992825/spc